SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement
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☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Chartwell Dividend and Income Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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CHARTWELL DIVIDEND AND INCOME FUND, INC.
400 Bellevue Parkway
Wilmington, Delaware 19809

Wilmington, Delaware
March 16, 2009

To Our Shareholders:

It is our pleasure to invite you to your Fund’s Annual Meeting of Shareholders to be held at the offices of PNC Global Investment Servicing, 103 Bellevue Parkway, Wilmington, Delaware, on April 22, 2009 at 8:30 a.m. Formal notice of the Annual Meeting appears on the next page and is followed by the Proxy Statement.

The only matter upon which you, as a shareholder of the Fund, are being asked to vote on is the election of two Class I Directors to serve for a term of three years. The Board of Directors recommends that you elect to the Board the current Directors who are standing for re-election.

We hope you will be able to attend, but we urge you, in any event, to complete and return the enclosed proxy card in the envelope provided. If you do attend, you may vote in person if you so desire.

The Annual Report of the Chartwell Dividend and Income Fund, Inc. for the year ended November 30, 2008 has previously been mailed to shareholders of record. The Annual Report is not to be considered proxy soliciting material.

Sincerely,

Winthrop S. Jessup
Chairman

YOUR VOTE IS IMPORTANT

We consider the vote of each Shareholder important, whatever the number of shares held. Please sign, date and return your proxy in the enclosed envelope at your earliest convenience. The prompt return of your proxy will save expense to your Fund.

CHARTWELL DIVIDEND AND INCOME FUND, INC.
400 Bellevue Parkway
Wilmington, Delaware 19809

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Wilmington, Delaware
March 16, 2009

To the Shareholders of
  Chartwell Dividend and Income Fund, Inc.:

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on April 22, 2009: The Notice of Annual Meeting of Shareholders and Proxy Statement are available on the Fund’s website at www.chartwellip.com.

The Annual Meeting of Shareholders of Chartwell Dividend and Income Fund, Inc. (the “Fund”) will be held at PNC Global Investment Servicing, 103 Bellevue Parkway, Wilmington, Delaware, on Wednesday, April 22, 2009, at 8:30 a.m., for the following purposes:

1. To elect two Directors of the Fund each to hold office for a term of three years and until their successors are duly elected and qualified.

2. To transact such other business as may properly come before the meeting or adjournments thereof.

The subjects referred to above are discussed in the Proxy Statement attached to this Notice. The Board of Directors recommends that you vote for the election of the nominees who are standing for re-election. Each Shareholder is invited to attend the Annual Meeting in person. Holders of record at the close of business on February 27, 2009 are entitled to receive notice of and to vote at the Meeting.

IF YOU CANNOT BE PRESENT AT THE ANNUAL MEETING, WE URGE YOU TO FILL IN, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY. THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

Michael P. Malloy
Secretary

ANNUAL MEETING OF SHAREHOLDERS
OF
CHARTWELL DIVIDEND AND INCOME FUND, INC.
400 Bellevue Parkway
Wilmington, Delaware 19809

PROXY STATEMENT

March 16, 2009

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Chartwell Dividend and Income Fund, Inc., a Maryland corporation (the “Fund”), for use at the Fund’s Annual Meeting of Shareholders to be held at PNC Global Investment Servicing, 103 Bellevue Parkway, Wilmington, Delaware, on Wednesday, April 22, 2009, at 8:30 a.m., and at any adjournment thereof (the “Meeting”). This Proxy Statement, the accompanying Notice of Annual Meeting of Shareholders, and the accompanying proxy are being mailed to shareholders on or about March 16, 2009.

The Board of Directors has fixed the close of business on February 27, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the “Record Date”). The outstanding voting shares of the Fund as of the Record Date consisted of 16,905,967 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board of Directors will be voted “FOR” the election of the nominees for Director (Proposal One). Any shareholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 400 Bellevue Parkway, Wilmington, Delaware 19809, by signing another proxy of a later date or by personally voting at the Meeting.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The shares represented by abstentions or broker non-votes will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. With respect to Proposal One, which is a matter to be determined by a plurality of votes cast on such matter, neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the shareholder vote. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on such proposals in the discretion of the person or persons holding the proxies.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on Proposal One are not received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board of Directors on Proposal One will be voted against adjournment as to that proposal.

Costs of soliciting proxies will be borne by the Fund. It is anticipated that banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to their principals to obtain authorizations for the execution of proxies. In addition to soliciting proxies by use of the mail, some of the officers of the Fund and persons affiliated with Chartwell Investment Partners, L.P., the Fund’s investment adviser (the “Adviser”), may, without remuneration, solicit proxies personally or by telephone or telefax.

The Fund prepares and mails to its Shareholders financial reports on a semi-annual basis. The Fund will furnish to Shareholders upon request, without charge, copies of its Annual Report to Shareholders, containing audited financial statements for the fiscal year ended November 30, 2008. Requests for such Annual Report should be directed to the Fund c/o SEI Investments Global Funds Services, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 or telephone toll-free 1-866-585-6552. The Annual Report is not to be regarded as proxy soliciting material.

ELECTION OF DIRECTORS
(Proposal One)

At the Meeting, shareholders will be asked to elect two (2) Directors to the Fund’s Board of Directors. The Board of Directors of the Fund, including the Directors who are not interested persons of the Fund, has nominated Kenneth F. Herlihy and C. Warren Ormerod to serve as the Class I Directors to hold office until the Annual Meeting of Shareholders in 2012, or thereafter when their respective successors are duly elected and qualified. It is the intention of the persons named in the accompanying proxy card to vote in favor of election of Messrs. Herlihy and Ormerod.

Pursuant to the Charter and By-Laws of the Fund, the Board of Directors is divided into three classes, as nearly equal in number as possible. Each Director serves for three years with one class being elected each year. Each year the term of office of one class will expire. The Board of Directors is currently comprised of five Directors, whose class and term of office are as follows: Class I: Messrs. Kenneth F. Herlihy and C. Warren Ormerod — term expires in 2009; Class II: Mr. Bernard P. Schaffer — term expires in 2010; and Class III: Mr. Winthrop S. Jessup and Ms. Marie D. Fairchild — term expires in 2011. All of the current members of the Board of Directors have previously been elected by the Fund’s shareholders.

Two of the Directors, Messrs. Herlihy and Ormerod, are standing for re-election by shareholders to serve as the Class I Directors until the Fund’s 2012 Annual Meeting of Shareholders and until their respective successors have been elected and qualified. Each nominee has indicated his intention to continue to serve if elected and has consented to being named in the Proxy Statement. The Board of Directors of the Fund knows of no reason why either nominee will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Board of Directors may recommend.

Directors, including those who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Directors”), shall be elected by the affirmative vote of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. In order for any other persons to be nominated for election to the Board of Directors at this Meeting, the By-Laws require the proposed nominee to notify the Fund in writing by the tenth day following the day on which notice of the Meeting is mailed and to provide such written information required by the Secretary of the Fund. This Proxy Statement is expected to be mailed on March 16, 2009 and, if such occurs, any such notice must be received by the Fund on or before March 26, 2009.

The following table sets forth certain information regarding the nominees for election as the Class I Directors, and each other Director of the Fund whose term of office continues beyond the Meeting:

			Number of
			Funds in
		Term of Office and	Fund Complex	Principal Occupation(s)
Name, Age	Position(s) Held	Length of Time	Overseen by	During Past Five Years;
And Address(1)	with the Fund	Served	Director	Other Directorships

Class I Directors (Current Directors and Nominees for a Term Expiring at the Annual Meeting to be held in 2012)

Independent Directors
Kenneth F. Herlihy Age 80	Class I Director	Term expires 2009; Director since 1998	1	Sculptor, who has worked independently since his retirement from the mutual fund industry in 1987.
C. Warren Ormerod Age 72	Class I Director	Term expires 2009; Director since 2001	1	Chairman and Managing Director, NorthStar Asset Management (since 2000); Managing Partner, Stratton Management Company (1992-2000).

Class II Director (Term Expiring at the Annual Meeting to be held in 2010)

Interested Director*
Bernard P. Schaffer Age 64	Class II Director and Vice President	Term expires 2010; Director since 1998	1	Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and Partner of Chartwell G.P., Inc. (since 1997).

			Number of
			Funds in
		Term of Office and	Fund Complex	Principal Occupation(s)
Name, Age	Position(s) Held	Length of Time	Overseen by	During Past Five Years;
And Address(1)	with the Fund	Served	Director	Other Directorships

Class III Directors (Term Expiring at the Annual Meeting to be held in 2011)
Interested Director*
Winthrop S. Jessup Age 63	Class III Director, Chairman of the Board and President	Current term expires 2011; Director since 1998	1
				Limited Partner, Chartwell Investment Partners, L.P. and Chartwell G.P. Inc. (since 1997); Managing Partner, Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (1997 to 2005); Director, Georgia Banking Company (since 1998); Director and Chief Executive Officer, Rigel Capital Management (investment adviser) (since 2009).
Independent Director
Marie D. Fairchild, CPA/ABV Age 55	Class III Director	Current Term expires 2011; Director since 2008	1	Shareholder, Ragone, Lacatena, Fairchild & Beppel, P.C. (certified public accounting firm) (since 1991).

*	These Directors are considered to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 because they are partners in and shareholders of the Adviser and are officers of the Fund.

(1)	Unless otherwise noted, the business address of each officer and Director of the Fund is c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.

Officers of the Fund

The following table shows certain information about the officers of the Fund. Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified.

Name, Address(1)		Principal Occupation(s)
and Age of Officer	Position(s) Held with the Fund	During Past Five Years

Winthrop S. Jessup Age 63	Chairman of the Board, President and Director (since 1998)	See biography above.
Bernard P. Schaffer Age 64	Vice President and Director (since 1998)	See biography above.
Kevin A. Melich Age 66	Vice President (since 1998)	Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and of Chartwell G.P., Inc. (since 1997).
Timothy J. Riddle Age 53	Vice President (since 1998)	Managing Partner of Chartwell Investment Partners, L.P. and of Chartwell G.P., Inc. (since 1997).
G. Gregory Hagar Age 40	Vice President (since 1998), Treasurer and Chief Compliance Officer (since 2004)	Managing Partner (since 2007), Chief Compliance Officer (since 2004) and Chief Financial Officer (since 1997) of Chartwell Investment Partners, L.P.
Andrew S. Toburen Age 37	Vice President (since 2003)	Fixed Income Portfolio Manager, Chartwell Investment Partners, L.P. (since 1999).
Michael P. Malloy(2) Age 49	Secretary (since 1998)	Partner in the law firm of Drinker Biddle & Reath LLP (since 1993).
Maria E. Pollack Age 63	Assistant Secretary (since 1998)	Director of Client Administration for Chartwell Investment Partners, L.P. (since 1997).

(1)	Unless otherwise noted, the business address of each officer and Director of the Fund is c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.

(2)	Mr. Malloy’s business address is One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103.

Ownership of Fund Shares

The following table provides information concerning the number and dollar range of equity securities in the Fund owned beneficially by each Director and nominees for Director as of January 31, 2009

Aggregate Dollar Range
of Equity Securities in
All Funds Overseen by
	Dollar Range of	Director or Nominee in	Number of Shares
	Equity Securities	Family of Investment	Beneficially Owned	Percent of Class
Name of Directors/Nominees	in the Fund(1)	Companies	in the Fund	in the Fund

Independent Directors/Nominees
Kenneth F. Herlihy	$-0-	$-0-	-0-	-0-%
C. Warren Ormerod	$-0-	$-0-	-0-	-0-%
Marie D. Fairchild	$-0-	$-0-	-0-	-0-%
Interested Directors*
Winthrop S. Jessup	$10,001-$50,000	$10,001-$50,000	6,569	**%
Bernard P. Schaffer	$10,001-$50,000	$10,001-$50,000	6,065	**%

*	These Directors are considered to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 because they are partners in and shareholders of the Adviser and are officers of the Fund.

**	Less than 1%.

(1)	The information concerning the dollar value of equity securities beneficially owned by each Director is based on statements furnished to the Fund by each Director. All shares represented in this table are owned with sole voting and investment power. None of the Independent Directors or their family members owned beneficially or of record any securities of the Fund’s investment adviser or any person directly or indirectly controlling, controlled by, or under common control with the investment adviser.

To the knowledge of the Fund’s management, the current Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund as of the Record Date. As of this date, no person, to the knowledge of the Fund’s management, owned beneficially more than 5% of the voting shares of the Fund.

Compensation of Directors

No officer or Director of the Fund who is also a director, officer or employee of the investment adviser or its affiliates received any remuneration from the Fund during 2008. The Independent Directors taken as a group were either paid or had accrued Directors’ fees during the fiscal year ended November 30, 2008 in the aggregate amount of $24,750. The basis of compensation for the Independent Directors is a fee of $2,000 for each regular Board meeting attended, $750 for each special meeting attended, plus $1,000 per year for audit committee members. Each Independent Director of the Fund is reimbursed for reasonable travel and out-of-pocket expenses associated with attending Board and committee meetings.

Drinker Biddle & Reath LLP, of which Michael P. Malloy, Secretary of the Fund, is a partner, received fees during the year ended November 30, 2008 for services rendered as the Fund’s legal counsel.

The following table provides information concerning the compensation paid by the Fund to Directors for services rendered during the Fund’s fiscal year ended November 30, 2008. The Fund has no bonus, profit sharing, pension or retirement plans.

COMPENSATION TABLE

Total
		Pension or		Compensation
		Retirement		From Fund and
	Aggregate	Benefits Accrued	Estimated Annual	Fund Complex
	Compensation	As Part of Fund	Benefits Upon	Paid To
Name of Person	From Fund	Expenses	Retirement	Directors

Independent Directors
Kenneth F. Herlihy	$9,000	$-0-	$-0-	$9,000
C. Warren Ormerod	$9,000	$-0-	$-0-	$9,000
Marie D. Fairchild	$6,750	$-0-	$-0-	$6,750
Interested Directors*
Winthrop S. Jessup	$-0-	$-0-	$-0-	$-0-
Bernard P. Schaffer	$-0-	$-0-	$-0-	$-0-

*	These Directors are considered to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 because they are partners in and shareholders of the Adviser and are officers of the Fund.

Standing Committees and Board of Directors’ Meetings

The Fund has a standing Audit Committee of the Board comprised of all Directors who are not “interested persons” of the Fund, the Fund’s investment adviser or their affiliates within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange applicable listing standards. Currently, Messrs. Herlihy and Ormerod and Ms. Fairchild serve as members of the Audit Committee. The Audit Committee is responsible for the selection and engagement of the Fund’s independent auditors (subject to ratification by the Fund’s Independent Directors), including evaluating such auditors’ independence and pre-approving audit and non-audit services, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and accounting. In addition, the Audit Committee serves as the Fund’s Qualified Legal Compliance Committee. The Audit Committee has a written Charter, which is available on the Fund’s website at www.chartwellip.com. The Audit Committee held two meetings during the fiscal year ended November 30, 2008.

The Fund also has a standing Nominating Committee of the Board that acts pursuant to a written charter. The Nominating Committee is responsible for selecting and nominating for consideration by the full Board candidates to be considered for election/appointment as additional Independent Directors of the Board. The Nominating Committee currently consists of Messrs. Herlihy and Ormerod and Ms. Fairchild. None of the members of the Nominating Committee is an “interested person” of the Fund as that term is defined in the 1940 Act. A copy of the Nominating Committee’s charter was attached to the Fund’s 2007 Proxy Statement as Annex A. It is not included on the Fund’s website. The Nominating Committee met once during the fiscal year ended November 30, 2008.

Other than as described in its charter, the Nominating Committee has not adopted a formal process for identifying and evaluating nominees, including nominees recommended by shareholders. The Nominating Committee does not have at this time specific, minimum qualifications for nominees and has not established formal specific qualities or skills that it regards as necessary for one or more the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in identifying and evaluating nominees, the Nominating Committee considers factors it deems relevant, which may include: whether the person is an “interested person” as defined under the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Fund’s Board of Directors; whether the person has any relationships that may impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; whether the person serves on any boards of, or is otherwise affiliated with, competing financial service organizations or their related funds; whether the person is willing to serve and willing and able to commit the time necessary for the performance of duties of a director of the Fund; the contribution which the person can make to the Board and the Fund, with consideration being given to the person’s business acumen, professional experience, education and such other factors as the Committee may consider relevant; and the character and integrity of the person.

The Nominating Committee will consider Independent Director nominees recommended by shareholders should a vacancy among the Independent Directors arise. Currently, there are no vacancies. Shareholders who wish to recommend a nominee should send a written request addressed to the Secretary of the Fund which includes the shareholder’s contact information, the proposed candidate’s biographical data and qualifications, and all other information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors under Regulation 14A of the Securities Exchange Act of 1934. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the Fund’s shareholders. All shareholder recommended nominee submissions must be received by the Fund by the deadline for submission of any shareholder proposals to be included in the Fund’s proxy statement for its next annual meeting. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies among the Independent Directors. All nominee recommendations from Fund shareholders will be acknowledged, although there may be times when the Committee is not actively recruiting new Independent Directors. In those circumstances, the nominee recommendation will be kept on file until active recruitment is under way. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee. The Nominating Committee does not evaluate nominees for Director differently based on whether the nominee is recommended by a security holder. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

No nominee recommendations have been received by shareholders.

The Fund has a standing Fair Value Committee whose function is to monitor the valuation of portfolio securities and other investments and, as authorized by the Board of Directors, to make all necessary determinations of fair value for the portfolio holdings for which market quotations are not readily available, after consideration of all relevant factors, and report such determinations to the full Board. The Fair Value Committee consists of five members: one Director of the Fund (Mr. Schaffer); two officers of the Fund (Messrs. Hagar and Toburen); and two representatives of SEI Investments Global Funds Services, the Fund’s administrator (Messrs. Michael Lawson and Christopher Salfi). The Fair Value Committee held two meetings during the fiscal year ended November 30, 2008.

The Fund has no compensation committee of the Board of Directors.

During the Fund’s last fiscal year, the Board of Directors held four regularly scheduled meetings and one special meeting. For the fiscal year ended November 30, 2008, each of the Directors currently in office attended at least 75% of the total number of meetings of the Board of Directors and of all Committees of the Board held during the period on which he or she served. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of shareholders but encourages such attendance. All of the Directors then in office attended the Fund’s 2008 annual meeting of shareholders.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

REPORT OF THE AUDIT COMMITTEE;
INFORMATION REGARDING THE FUND’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Selection of Independent Registered Public Accounting Firm

The Fund’s Audit Committee selected, and the Fund’s Independent Directors ratified the selection of, the firm of Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm to audit the financial statements of the Fund for the fiscal year ending November 30, 2009. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of its independent registered public accounting firm.

Representatives of Ernst & Young are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions from shareholders, if necessary.

Report of the Audit Committee

The Fund’s Board of Directors has adopted and approved a formal written charter for the Audit Committee, which sets forth the Committee’s responsibilities. As required by the charter, the Audit Committee has received the written disclosures and the letter from Ernst & Young required by Rule 3526 of the Public Company Accounting Oversight Board and has discussed with Ernst & Young its independence with respect to the Fund. The Fund has been advised by Ernst & Young that neither the firm nor any of its partners had a direct financial or material indirect financial interest in the Fund as of January 21, 2009.

The Fund’s financial statements for the fiscal year ended November 30, 2008 were audited by Ernst & Young. The Audit Committee has reviewed and discussed the Fund’s audited financial statements with Fund management and Ernst & Young, and discussed certain matters with Ernst & Young addressed by Statements on Auditing Standards No. 114. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors (and the Board approved) that the Fund’s audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended November 30, 2008.

Kenneth F. Herlihy, Chairman of the
Audit Committee
C. Warren Ormerod, Member of the
Audit Committee
Marie D. Fairchild, Member of the
Audit Committee

Audit Fees

The aggregate fees billed for professional services rendered by Ernst & Young for the audit of the Fund’s annual financial statements or for services that are normally provided in connection with statutory and regulatory filings or engagements were $45,000 for the fiscal year ended November 30, 2008 and $42,500 for the fiscal year ended November 30, 2007.

Audit-Related Fees

No fees were billed by Ernst &Young for the fiscal years ended November 30, 2008 and 2007 for any audit-related services.

Tax Fees

The aggregate fees billed for tax-related services, including tax compliance, tax advice and tax return review, rendered by Ernst & Young to the Fund were $6,600 for the fiscal year ended November 30, 2008 and $6,000 for the fiscal year ended November 30, 2007.

All Other Fees

The aggregate fees billed by Ernst & Young for agreed-upon procedures performed on behalf of the Fund in relation to the Fund’s commercial paper program were $21,500 for the fiscal year ended November 30, 2008 and $20,500 for the fiscal year ended November 30, 2007.

Ernst & Young did not render any audit, audit-related, tax or any other services to the Fund’s investment adviser or entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund that related directly to the operations and financial reporting of the Fund for the fiscal year ended November 30, 2008 or the fiscal year ended November 30, 2007.

Audit Committee Pre-Approval Policies and Procedures

As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by Ernst & Young must be directly pre-approved by the Audit Committee or its Chairman. The Audit Committee pre-approved the audit and non-audit services provided by Ernst & Young to the Fund in 2008 and 2007.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by Ernst & Young for services provided to the Fund, the Adviser, and any entities that control, are controlled by or under common control with the Adviser that provides ongoing services to the Fund were $151,600 for the fiscal year ended November 30, 2008 and $146,500 for the fiscal year ended November 30, 2007. In recommending the approval of Ernst & Young as the Fund’s independent registered public accounting firm for the fiscal years ended November 30, 2008 and November 30, 2007, the Audit Committee considered whether the services described above, including all non-audit services rendered to the Fund, the Adviser or an affiliate of the Adviser that provides ongoing services to the Fund, were compatible with maintaining the independence of said firm.

OTHER BUSINESS

The management of the Fund does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder. To propose any business for consideration at this Meeting (other than matters included in this Proxy Statement), a Shareholder must notify the Fund in writing by the tenth day following the day on which notice of the Meeting is mailed and to provide such written information to the Fund as required by the Secretary of the Fund. This Proxy Statement is expected to be mailed to Shareholders on March 16, 2009, and, if such occurs, any such notice must be received by the Fund on or before March 26, 2009.

ADDITIONAL INFORMATION

Investment Adviser and Administrator

Chartwell Investment Partners, L.P. serves as investment adviser for the Fund and is located at 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312. SEI Investments Global Funds Services serves as administrator for the Fund and is located at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 30(h) of the 1940 Act in combination require the Fund’s Directors, officers, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on a review of the copies of these reports furnished to the Fund and representations that no other reports were required to be filed, the Fund believes that its Reporting Persons complied with the applicable filing requirements during the fiscal year ended November 30, 2008, except Ms. Fairchild’s Form 3 relating to her initial statement of beneficial ownership upon becoming a Director of the Fund was not timely filed.

Shareholder Proposals — 2010 Annual Meeting

A Shareholder who intends to present a proposal which relates to a proper subject for Shareholder action at the 2010 Annual Meeting of Shareholders, and who wishes such proposal to be considered for inclusion in the Fund’s proxy materials for such meeting, must cause such proposal to be received, in proper form, at the Fund’s principal executive offices by November 16, 2009. Any such proposals, as well as any questions relating thereto, should be directed to the Fund to the attention of its Secretary.

Shareholder Communications with the Board of Directors

Fund shareholders who want to communicate with the Board or any individual Board member with respect to matters relating to the Fund should send a written communication addressed to the Board of Directors or the individual Board member, c/o Chartwell Investment Partners, L.P., 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the Nominating Committee and outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

March 16, 2009

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

FORM OF PROXY CARD
CHARTWELL DIVIDEND AND INCOME FUND, INC.
Annual Meeting of Shareholders — April 22, 2009
     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CHARTWELL DIVIDEND AND INCOME FUND, INC. (THE “FUND”) FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2009 AT 8:30 A.M. AT THE OFFICES OF PNC GLOBAL INVESTMENT SERVICING, 103 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.
     The undersigned hereby appoints Timothy Riddle and G. Gregory Hagar, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and all adjournments thereof, all shares of common stock held of record by the undersigned on the record date for the Annual Meeting, upon the following matter, and upon any other matter which may properly come before the Annual Meeting, at their discretion.
1.	ELECTION OF DIRECTORS —THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED NOMINEES.

Nominees for Class I Directors: (01) Kenneth F. Herlihy (02) C. Warren Ormerod (term expires 2012)

☐	Mark here to vote FOR all nominees

☐	Mark here to WITHHOLD vote from all nominees

☐	For All EXCEPT — To withhold a vote for one or	01	02
	more nominees, mark the box to the left and the	Kenneth F. Herlihy	C. Warren Ormerod
	corresponding numbered box(es) to the right	☐	☐
In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

     Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of the nominees in Proposal 1 and with discretionary authority to vote upon such other business as may properly come before the Meeting or any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of shareholders of the Fund and the Proxy Statement.

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Sign here exactly as name(s) appear(s) hereon

Date:

IMPORTANT — Joint owners must EACH sign. When signing as
attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.